UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 6, 2011

INTERNATIONAL GAME TECHNOLOGY
(Exact name of Registrant as specified in its charter)

Nevada	001-10684	88-0173041
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9295 Prototype Drive, Reno, Nevada		89521
(Address of Principal Executive Offices)		(Zip Code)

(775) 448-7777
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 6, 2011, the U.S. Court of Appeals for the Federal Circuit affirmed the judgment of the United States District Court for the District of Delaware against Bally Technologies, Inc. for infringement of two patents of International Game Technology (the “Company”).  A copy of the Company’s press release relating to this matter is filed with this Form 8-K and attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits

Exhibit Number	Description

99.1	Press Release dated October 11, 2011

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY

Date: October 11, 2011	By:	/s/ J. Kenneth Creighton
J. Kenneth Creighton
Vice President, Deputy General Counsel

3

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated October 11, 2011